UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 12, 2015

Service Corporation International
(Exact name of registrant as specified in its charter)

Texas	1-6402-1	74-1488375
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1929 Allen Parkway Houston, Texas	77019
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (713) 522-5141

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

On May 12, 2015, the Board of Directors of Service Corporation International (NYSE: SCI -“SCI”) adopted Amendment One to the SCI Amended and Restated Director Fee Plan (the “Amendment”), thereby changing the terms of the Plan to permit deferral elections to be made by newly appointed directors. A copy of the Amendment is attached to this current report as Exhibit 10.1 and is incorporated herein by reference.
______________________________________________________________________________________________________

Item 5.07    Submission of Matters to a Vote of Security Holders

On May 13, 2015, SCI held an annual meeting of shareholders and the shareholders voted on five proposals as set forth below.

Proposal 1:    Election of Directors.

The shareholders cast their votes as follows and elected five directors.

	Votes	Votes Against/		Broker
Nominee	For	Withheld	Abstentions	Non-Votes
Anthony L. Coelho	156,003,844	14,786,667	0	17,886,608
Ellen Ochoa	167,816,799	2,973,712	0	17,886,608
R. L. Waltrip	167,411,989	3,378,522	0	17,886,608
Marcus A. Watts	156,411,696	14,378,815	0	17,886,608
Edward E. Williams	163,183,405	7,607,106	0	17,886,608

Proposal 2:    Approval of the selection of PricewaterhouseCoopers LLP as the Company's registered public accounting firm for fiscal 2015.

The shareholders approved the proposal by casting their votes as follows.

Votes For 186,650,931	Votes Against 1,378,455	Abstentions 647,733	Broker Non-Votes 0

Proposal 3:    Advisory Vote to Approve Named Executive Officer Compensation.

The shareholders approved the proposal by casting their votes as follows.

Votes For 127,505,766	Votes Against 42,212,048	Abstentions 1,072,697	Broker Non-Votes 17,886,608

Proposal 4:    Proposal to Declassify the Board of Directors.

The shareholders cast their votes as follows. Under SCI’s articles of incorporation and bylaws, the proposal failed because it did not receive the affirmative vote of the holders of 80% of SCI’s outstanding common stock.

Votes For 163,621,609	Votes Against 2,199,420	Abstentions 4,969,482	Broker Non-Votes 17,886,608

Proposal 5:    Shareholder Proposal Regarding a Senior Executive Stock Retention Requirement.

The shareholders cast their votes as follows. The proposal failed because a majority of the shares were voted against the proposal.

Votes For 46,354,081	Votes Against 123,397,481	Abstentions 1,038,949	Broker Non-Votes 17,886,608

Item 9.01.     Financial Statements and Exhibits.

(d) The following exhibits are included with this report:

Exhibit No.    Description

10.1	Amendment One to the Service Corporation International Amended and Restated Director Fee Plan.

______________________________________________________________________________________________________

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 18, 2015	Service Corporation International

	By:	/s/ Gregory T. Sangalis
Gregory T. Sangalis
Senior Vice President General Counsel and Secretary

EXHIBITS

Exhibit No.    Description

10.1	Amendment One to the Service Corporation International Amended and Restated Director Fee Plan.